UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2003

Commission File Number  001-15319

SENIOR HOUSING PROPERTIES TRUST

Maryland	04-3445278
(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

617-796-8350

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits

Senior Housing Properties Trust (the “Company”) hereby furnishes the following exhibit:

99.1         Press release dated October 30, 2003.

Item 12.  Results of Operations and Financial Condition.

On October 30, 2003, the Company issued a press release setting forth the Company’s results of operations and financial condition for the quarter and nine months ended September 30, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/John R. Hoadley
John R. Hoadley
Treasurer and Chief Financial Officer
Dated: October 31, 2003